ANNUAL REPORT







================================================================================


                            Electric City Value Fund

================================================================================





















                                 August 31, 2000

Electric City Value Fund

Letter to Shareholders

To Our Shareholders:

Thank you for placing your trust in us by investing in the Electric City Value Fund during its first fiscal year of operation. I hope that the success we have achieved is a harbinger of good things to come.

Portfolio Summary and Performance History

On August 31, 2000 we had 41 holdings in the fund, in addition to cash and equivalents. A complete list of the fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the fund's  December  30, 1999  inception,  through its fiscal year ending
August 31, 2000, the fund appreciated by 19.10% versus gains of 3.66% for the Standard & Poor's 500 Index and 6.95% for the Russell 3000(R) Index.

Apples and Oranges

I wrote in the semi-annual report that it would be appropriate in the near future to examine some of the many stock indices that are available and to determine which are most appropriate for us to use as benchmarks in evaluating our performance and to report to you in our shareholder reports. Unfortunately, the limitations of indexes and the unique composition and style of each mutual fund can result in comparing apples to oranges.

However, the Securities and Exchange Commission requires us to provide a comparison to an equity index that we deem appropriate. So, to avoid running afoul of their well-intentioned regulation, a reasonable decision seems to be to compare our performance to both the S&P 500 and Russell 3000(R) Indexes. For those who have no interest in the reasons behind this decision, please feel free to continue to the next section.

The Dow Jones Industrial Average (DJIA), S&P 500 Index and the NASDAQ are the most widely published and discussed U.S. equity indexes. Many domestic equity mutual funds utilize the Standard and Poor's 500 Index for comparison purposes.

The design and composition of these major indexes do not attempt to reflect the composition of the stock market as a whole. The DJIA has only 30 companies, all very large market capitalization. The S&P 500 more accurately reflects industry diversification, but the performance still is weighted almost entirely to "large-cap" companies. In fact, as of the end of 1999, the top 10 companies represented slightly more than 25% of the index. The NASDAQ is heavily weighted towards technology stocks.

However, since our fund is not restricted to large companies or concentrated on technology, these indexes may not be appropriate. Two indexes that are commonly used to attempt to reflect the performance of the entire stock market are the Russell 3000 and the Wilshire 5000 indexes. The Russell indexes are fairly well known and the data is easily obtainable.

The Frank Russell Company calculates a group of 21 U.S. equity indexes, all of which are subsets of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents about 98% of the investable U.S. stock market. The Russell indexes are reconstituted annually on May 31.

According to the Frank Russell Company, as of the latest reconstitution of the Russell 3000(R) Index, the average market capitalization was approximately $5.1 billion; the median market capitalization was approximately $791.1 million. The range of market capitalization in the index was approximately $178 million to $520 billion.

Since the Electric City Value Fund can invest in a company, regardless of market capitalization, this index should serve us well as a U.S equity benchmark. Since the Standard & Poor's 500 Index is a common and reasonable benchmark, we will utilize it as well.

The key to "building wealth"

Perhaps the most appropriate index to utilize is not a stock market index at all, but rather the Consumer Price Index, commonly referred to as CPI. The CPI is a measure of inflation experienced by consumers.

Our fund objective is to seek "to build shareholder wealth by maximizing the total return of the Fund's portfolio." The key to building wealth is to invest capital in a manner that results in a "real return", that is a return in excess of inflation.

Most investors in recent years, with inflation averaging around 4% since 1983, would be reasonably satisfied with a 10% return. However, an annual return of 10% from 1974 to 1981, a period when inflation averaged over 9% annually, would have resulted in a real rate of return of less than 1%.

In fact, the importance of generating "real return" is made quite clear by the following example. Over a thirty year time period 4% inflation will result in $1.00 of goods and services at the beginning costing $3.24 at the end of the thirty years. By generating a gross return of 10% and a net real return of 6% (10%-4%), the $1.00 grows to $17.45, increasing purchasing power more than fivefold.

Only by achieving a return above inflation do we build purchasing power, which is what financial wealth is. So, we will also report in these shareholder letters our performance relative to the Consumer Price Index, since this will best reflect our progress in achieving our objective to build shareholder wealth. From January 1, 2000 through August 30, 2000 our fund achieved a total return of 18.51% and according to the most recent data the Consumer Price Index
(CPI) increased by 2.7%.

The pendulum has swung in our direction

In the section of the semi-annual report titled "Bull Market! What Bull Market?", I discussed the narrow stock market advance that had occurred during 1999 and into the first months of this year. While the major indexes, particularly the NASDAQ and S&P 500, were up substantially during 1999, the often-overlooked fact was that the majority of publicly traded companies were down in value. This trend continued during the first two months of this year.

Here is a brief excerpt from the semi-annual report:

In general, newer companies with minimal revenues and no earnings, or even losses, far outperformed boring old companies that have substantial revenues and actually make money. Many speculators and aggressive investors have done very well in this short-term oriented, momentum based market.
Conservative and prudent investors have typically not fared as well.

Will these wide disparities in performance continue? We think not. In fact, basic economics and common sense dictate that they cannot. We just don't know when the pendulum will swing the other way.

However, for the types of shareholders we are interested in working for, the question isn't when the pendulum will swing in either direction. Obviously, it will swing back and forth in an entirely unpredictable manner.

The more appropriate question is: "How can I build wealth in a manner which is likely to succeed in the long term, is prudent and will allow me to sleep well at night?"

It appears, at least for the time being, that the pendulum has swung in our direction. The stock market, and most importantly our fund, is healthier as a result.

However, even though dot com fever has broken, Dr. Koop has flown the coop, and Living.com is now Dead.com, lets not get a big head. When the pendulum swings the other way again, and it will, we should give that swinging pendulum as small a target as possible!

Our Successes and a Failure

This annual report begins what will be a regular feature, discussing some of the successes and failures in our fund. Hopefully this will provide you with better insight into, and confidence in, your fund investment and the process and concepts utilized in determining the securities purchased and sold.

Most portfolio managers discuss their winners and avoid talking about their losers. I have found that examining investment failures, or holdings performing somewhat different than anticipated, has enabled me to improve as an investor. As in all aspects of life, we often learn more by our failures than our successes.

Not so grand, Grand Union

By far our worst position, Grand Union Company was disposed of prior to the end of the fiscal year for investment and tax purposes.

At the time of our investment, although the company had a highly leveraged balance sheet, the company appeared to be in the early stages of a turnaround. In addition, a large shareholder was actively pressuring the company to make changes, including a proposal to remove and replace a number of directors. This was the catalyst, or trigger, that we identified.

Following a management shakeup in the spring and poor operating performance, the stock price began a steady decline. In hindsight, we should have avoided an investment in the company due to the lack of margin for error caused by the high leverage and industry conditions. The balance sheet condition, combined with the fact that the supermarket business is low margin and is highly competitive, accelerated the market response and price decline.

Lesson learned.

A Discount Pays Dividends

Our largest holding, Oppenheimer Multi-Sector Income Trust, is a closed-end management investment company. The company invests primarily in bonds and pays a monthly dividend to shareholders. Since acquiring our shares the market price has increased by over 10%, while we continue to receive a monthly dividend, on our cost basis, of approximately 1%.

Unlike open-end mutual funds, such as the Electric City Value Fund, which are purchased and sold at net asset value, closed-end funds trade on a stock exchange. Because the number of shares is fixed, unlike an open-end fund, supply and demand determines the market price. This can present the opportunity of buying assets at a substantial discount to the underlying net asset value.

Late last year, as result of a weak bond market and year-end tax selling by investors, many closed-end bond funds traded at historically wide discounts to net asset value. In the case of Oppenheimer Multi-Sector, we were able to initiate our position at approximately an 18% discount. As a result of investing at a substantial discount, our monthly yield from the dividend is also leveraged to more than the yield of the underlying securities that the company invests in.

Spread the Word!

The main reason for starting the Electric City Value Fund is that being an owner of a prudently managed group of companies which are purchased at an attractive price is still, and always will be, a great way to build wealth.

During the speculative mania discussed above, some of our friends, family and co-workers had a great time telling us about their swelling portfolios. Rather than reminding them that their portfolios now resemble the Titanic, let's be compassionate and spread the word. Allay the frayed nerves, and portfolios, of these formerly fully margined, day trading, masters of the universes and introduce them to the benefits of a more rational and less-emotional method of achieving their financial goals.

In addition to our goal of building shareholder wealth, we are dedicated to communicating with our shareholders in a manner which will be informative, possibly entertaining and enhancing the likelihood that your investment decisions are aligned with your investment objectives and life goals.

Please don't hesitate to call us if you have any questions about your account or want to discuss the fund. Our Shareholder Services Department can be reached by calling 1-800-453-6556. I can be reached at 518-370-0289.

Thanks again for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our fund objective of building shareholder wealth.



James W. Denney
Portfolio Manager
Electric City Value Fund

================================================================================
Electric City Value Fund
================================================================================

                                                         Schedule of Investments
                                                                 August 31, 2000
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Beauty Shops
      1,000 Steiner Leisure Limited*                $   22,875             2.22%
                                                    -----------

 Commercial Economic, Sociological Research
        600 Dun & Bradstreet                            19,800             1.92%
                                                    -----------

 Commercial Printing, Lithographic
        700 Valassis Communications *                   20,213             1.96%
                                                    -----------

 Communication Services
        200 Crown Castle International *                 6,938             0.67%
                                                    -----------

 Computer Peripheral Equipment
        175 Seagate Technology *                        10,391             1.01%
                                                    -----------

 Computer Related Service
      1,000 Frontline Capital*                          17,562             1.70%
                                                    -----------

 Curtins and Draperies
      4,500 Decorator Industries Inc. New               19,688             1.91%
                                                    -----------

 Deep Sea Foreign Transportation of Freight
        800 Alexander & Baldwin                         21,050             2.04%
                                                    -----------

 Deep Sea Transportation of Passangers
        700 Carnival Corporation                        13,956             1.35%
                                                    -----------

 Department Stores
       1000 BJ's Wholesale Club *                       33,875             3.28%
                                                    -----------

 Electric Services
      1,000 Niagara Mohawk Holdings*                    12,875             1.25%
                                                    -----------

 Electronic Coils, Transformers, and Other Conductors
        800 Bel Fuse, Class B                           27,900             2.70%
                                                    -----------

 Fire, Marine, and Casualty Insurance
        800 Allstate                                    23,250
         10 Berkshire Hathaway, Class B *               19,130
                                                    -----------
                                                        42,380             4.11%

 Footwear
      3,300 Stride Rite                                 19,800             1.92%
                                                    -----------

 Hobby, Toy, and Game Shops
      1,100 Toys-R-Us *                                 20,006             1.94%
                                                    -----------

 Household Audio and Video Equipment
      5,000 Rockford Corporation*                       31,875             3.09%
                                                    -----------

 Investment Advice
        900 United Asset Management                     22,050             2.14%
                                                    -----------

 Legal Services
        700 Pre-Paid Legal Services*                    22,969             2.23%
                                                    -----------

 Lumber and Other Building Materials Dealers
        500 Lowe's Companies                            22,406             2.17%
                                                    -----------

 Motion Picture and Video Tape Production
        500 Disney (Walt)                               19,469             1.89%
                                                    -----------

 Motor Vehicle Supplies and New Parts
        600 Visteon                                      9,413             0.91%
                                                    -----------

 Motor Vehicles and Passenger Car Bodies
        400 Ford Motor*                                  9,675
        100 General Motors                               7,219
                                                    -----------
                                                        16,894             1.64%

 Natural, Processed, and Imitation Cheese
      7,000 Galaxy Foods *                              32,813             3.18%
                                                    -----------

 Pharmaceutical Preperations
        100 Abbott Laboratories                          4,375             0.42%
                                                    -----------

 Radio-TV Broadcasting Equipment
        300 Sirius Satellite Radio*                     15,450             1.50%
                                                    -----------

 Savings Institutions, Federally Chartered
      4,100 Flagstar Bancorp                            48,175             4.67%
                                                    -----------

 Search Detection, Navigation, Guidance, Aeronautical
        600 General Motors Class H
               (Hughes Electronics)*                    19,875
        650 Trimble Navigation*                         27,016
                                                    -----------
                                                        46,891             4.54%

 Special Industry Machinery
      1,000 Axcelis Technologies*                       18,062             1.75%
                                                    -----------

 State Commercial Banks
      1,100 Banknorth Group                             18,012             1.75%
                                                    -----------

 Stationery Stores
      3,400 Officemax*                                  17,637             1.71%
                                                    -----------

 Telephone Communications, Except Radiotelephone
        125 SBC Communications                           5,218
      1,000 Verizon                                     43,625
        600 WorldCom, Inc.*                             21,900
                                                    -----------
                                                        70,743             6.86%

 Telephone and Telegraph Apparatus
        400 Peco II *                                   15,600             1.51%
                                                    -----------

 Television Broadcasting Stations
      1,000 Sinclair Broadcast Group*                   12,062             1.17%
                                                    -----------

 Testing Laboratories
      1,300 Tejon Ranch                                 32,175             3.12%
                                                    -----------

 Women's Misses' and Juniors' Outerwear
        500 Liz Claiborne                               21,968             2.13%
                                                    -----------

 Total for Common Stock                                808,348            78.36%


 Investment Company
      7,500 Oppenheimer Multi-Sector                    62,344             6.04%
                                                    -----------

 Cash and Equivalents
    144,053 Firstar Treasury Fund 4.90%                144,053            13.96%
                                                    -----------


            Total Investments                        1,014,745            98.36%
                (Identified Cost $ 916,168)

            Other Assets Less Liabilities               16,892             1.64%

            Net Assets                              $1,031,637           100.00%
                                                    ===========

 * Non-Income producing securities.
================================================================================
Electric City Value Fund
================================================================================
Statement of Assets and Liabilities
     August 31, 2000

Assets:
     Investment Securities at Market Value                         $  1,014,745
          (Identified Cost $ 916,168)
     Cash                                                                24,340
     Receivables:
          Receivable for Investment Securities Sold                      12,406
          Dividends and Interest                                          1,848
                                                                     -----------
               Total Assets                                           1,053,339
Liabilities
     Accrued Expenses                                                     1,271
     Payable for Securities Purchased                                    20,431
                                                                     -----------
               Total Liabilities                                         21,702
                                                                     -----------
Net Assets                                                         $  1,031,637
                                                                     ===========
Net Assets Consist of:
     Capital Paid In                                                    930,245
     Accumulated Undistributed Net Investment Income                      2,927
     Accumulated Undistributed Realized Gain
          (Loss) on Investments - Net                                      (112)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                  98,577
                                                                     -----------
Net Assets, for 86,615 Shares Outstanding                          $  1,031,637
                                                                     ===========
Net Asset Value and Redemption Price
     Per Share ($1,031,637/86,615 shares)                          $      11.91
Offering Price Per Share                                           $      11.91

================================================================================
 Electric City Value Fund
================================================================================

 Statement of Operations
 For the period of December 30, 1999 (commencement of operations)
 through August 31, 2000
Investment Income:
     Dividends                                                     $      5,265
     Interest                                                             2,338
                                                                     -----------
          Total Investment Income                                         7,603
Expenses: (Note 2)
     Management Fees                                                      2,692
     Administrative Fees                                                  1,984
                                                                     -----------
          Total Expenses                                                  4,676

Net Investment Income                                                     2,927
                                                                     -----------
Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                   (112)
     Unrealized Appreciation (Depreciation) on Investments               98,577
                                                                     -----------
Net Realized and Unrealized Gain (Loss) on Investments                   98,465

Net Increase (Decrease) in Net Assets from Operations              $     101,392
                                                                     ===========

================================================================================
Electric City Value Fund
================================================================================

Statement of Changes in Net Assets                                     12/30/99*
                                                                          to
                                                                        8/31/00
From Operations:
     Net Investment Income                                         $      2,927
     Net Realized Gain (Loss) on Investments                               (112)
     Net Unrealized Appreciation (Depreciation)                          98,577
                                                                     -----------
     Increase (Decrease) in Net Assets from Operations                  101,392
From Capital Share Transactions:
     Proceeds From Sale of Shares                                       949,667
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                            (19,422)
                                                                     -----------
Net Increase from Shareholder Activity                                  930,245

Net Increase  in Net Assets                                           1,031,637
                                                                     -----------
Net Assets at Beginning of Period                                             0
Net Assets at End of Period (including accumulated
     undistributed net investment income of $2,927)                $  1,031,637
                                                                     ===========
Share Transactions:
     Issued                                                              88,415
     Reinvested                                                               -
     Redeemed                                                            (1,800)
                                                                     -----------
Net increase (decrease) in shares                                        86,615
Shares outstanding beginning of period                                        -
                                                                     -----------
Shares outstanding end of period                                         86,615
                                                                     ===========
*commencement of operations

================================================================================
 Electric City Value Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:          12/30/99**
                                                                         to
                                                                       8/31/00
Net Asset Value -
     Beginning of Period                                           $      10.00
Net Investment Income                                                      0.07
Net Gains or Losses on Securities
     (realized and unrealized)                                             1.84
                                                                     -----------
Total from Investment Operations                                           1.91
Net Asset Value -
     End of Period                                                 $      11.91
Total Return                                                              19.10%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                    1,032

Ratio of Expenses to Average Net Assets *                                  1.65%
Ratio of Net Income to Average Net Assets *                                1.02%
Portfolio Turnover Rate *                                                 64.07%

* Annualized
** commencement of operations.

================================================================================
 Electric City Value Fund
================================================================================
Notes to the Financial Statements
August 31, 2000




  1.)SIGNIFICANT ACCOUNTING POLICIES
     Electric City Funds Inc. (the "Company") is an open-end management investment company. The Company was organized in Maryland as a corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Company, which series has been designated as Electric City Value Fund (the "Fund"). The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund's portfolio. Total return is derived by combining the total changes in the principal value of all the Fund's investment with the total dividends and interest paid to the Fund. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the "Advisor"). The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 0.95% for investment advisory services and a fee equal to an annual average rate of 0.70% for administrative fees. As a result of the above calculation, for the period of December 30, 1999 (commencement of operations) through August 31, 2000, the Advisor earned management fees totaling $2,692 and administrative fees totaling $1,984.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of Mohawk Asset Management, Inc. also serve as directors of the Company. These individuals receive benefits from the Advisor resulting from the advisory and administration fees paid to the Advisor of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2000, Waterhouse Securities Corporation beneficially owned 73% of the Fund.

  4.) DISTRIBUTION PLAN
     The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. During the period of December 30, 1999 (commencement of operations) through August 31, 2000 the plan had not been implemented.

  5.)CAPITAL STOCK AND DISTRIBUTION
     At August 31, 2000, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at August 31, 2000 was $930,245.

  6.)PURCHASES AND SALES OF SECURITIES
     During the year ending August 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $952,544 and $180,317 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at August 31, 2000 was the same as identified cost. At August 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation          (Depreciation)          Net Appreciation (Depreciation)
     116,610               (18,033)                         98,577

  8.) REDEMPTION FEES
     The shares carry a 0.75% redemption fee if sold within thirteen months of purchase. The redemption fee is calculated at 0.75% of the net asset value of such shares at the time of redemption. This fee is charged to offset the cost to the fund of maintaining an account. No affiliated person of the fund receives any benefit from these fees.

To The Shareholders and Trustees
Electric City Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Electric City Funds, Inc. (comprised of the Electric City Value Fund) as of
December 27, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of December 27, 1999, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Electric City Value Fund as of December 27, 1999, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 27, 1999


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--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                               Board of Directors
                                 James W. Denney
                                 Bill R. Werner
                                Michael J. Massey
                              Albert P. Jurczynski
                                Joseph D. Condon

                               Investment Adviser
                          Mohawk Asset Management, Inc.
                               112 Erie Boulevard
                              Schenectady, NY 12305

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                               Firstar Bank, N.A.
                                 P.O. Box 640994
                           Cincinnati, Ohio 45264-0994

                                     Counsel
                           David Jones & Assoc., P.C.
                           4747 Research Forest Drive
                                 Suite 180, #303
                             The Woodlands, TX 77381

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


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